                                   EXHIBIT 24



                               POWERS OF ATTORNEY



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                            LIMITED POWER OF ATTORNEY



     I, Kenneth R. Leibler, a director and the Chairman of the Board of Keyport Life Insurance Company, a corporation duly organized under the laws of the State of Rhode Island, do hereby appoint John W. Rosensteel and James J. Klopper, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a director and the Chairman of the Board of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and regulations under the Acts.



Dated:  JANUARY 1, 1995
        ---------------


 /s/ John A. Benning                /s/ Kenneth R. Leibler
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Signature of Witness               Signature of Mr. Leibler


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                            LIMITED POWER OF ATTORNEY



     I, John W. Rosensteel, a director and the President and Chief Executive Officer of Keyport Life Insurance Company, a corporation duly organized under the laws of the State of Rhode Island, do hereby appoint James J. Klopper my true and lawful attorney, with full power to him to sign for me and in my name as a director and the President and Chief Executive Officer of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and regulations under the Acts.



Dated:  FEBRUARY 10, 1995
        -----------------


 /s/ Elizabeth B. Love              /s/ John W. Rosensteel
-------------------------          --------------------------
Signature of Witness               Signature of Mr. Rosensteel


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                            LIMITED POWER OF ATTORNEY



     I, F. Remington Ballou, a director of Keyport Life Insurance Company, a corporation duly organized under the laws of the State of Rhode Island, do hereby appoint John W. Rosensteel and James J. Klopper, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a director of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and regulations under the Acts.



Dated:  FEBRUARY 22, 1995
        -----------------


 /s/Rosanne A. Ryan                 /s/ F. Remington Ballou
----------------------             ---------------------------
Signature of Witness               Signature of Mr. Ballou


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                            LIMITED POWER OF ATTORNEY



     I, Erskine N. White, Jr., a director of Keyport Life Insurance Company, a corporation duly organized under the laws of the State of Rhode Island, do hereby appoint John W. Rosensteel and James J. Klopper, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a director of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and regulations under the Acts.



Dated: FEBRUARY 17, 1995
       -----------------


 /s/ Eileen L. White                /s/ Erskine N. White, Jr.
-----------------------            -----------------------------
Signature of Witness               Signature of Mr. White


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                            LIMITED POWER OF ATTORNEY



     I, Frederick Lippitt, a director of Keyport Life Insurance Company, a corporation duly organized under the laws of the State of Rhode Island, do hereby appoint John W. Rosensteel and James J. Klopper, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a director of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and regulations under the Acts.



Dated:  FEBRUARY 14, 1995

       -----------------


 /s/ Elizabeth B. Love              /s/ Frederick Lippitt
-------------------------          -------------------------
Signature of Witness               Signature of Mr. Lippitt


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                            LIMITED POWER OF ATTORNEY



     I, Paul H. LeFevre, Jr., a Senior Vice President and the Chief Financial Officer of Keyport Life Insurance Company, a corporation duly organized under the laws of the State of Rhode Island, do hereby appoint John W. Rosensteel and James J. Klopper, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as Senior Vice President and the Chief Financial Officer of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and regulations under the Acts.



Dated:  FEBRUARY 10, 1995
        -----------------


 /s/ Elizabeth B. Love              /s/ Paul H. LeFevre, Jr.
-------------------------          ----------------------------
Signature of Witness               Signature of Mr. LeFevre